UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 4, 2019

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on June 4, 2019 (the “2019 Annual Meeting”), the stockholders of the Company approved amendments to the Company’s 2013 Stock Incentive Plan (the “2013 Plan”) and 2017 Employee Stock Purchase Plan (the “2017 Plan”), in each case to increase the number of shares authorized for issuance under such plan.

A description of the material terms of the amendments to the 2013 Plan and 2017 Plan can be found in the sections of the Definitive Proxy Statement on Schedule 14A filed by the Company on April 25, 2019 entitled, respectively, “Proposal Three — Approval of an Amendment to the Company’s 2013 Stock Incentive Plan,” and “Proposal Four — Approval of an Amendment to the Company’s 2017 Employee Stock Purchase Plan,” which are incorporated by reference into this Form 8-K.

The foregoing summary is qualified in its entirety by reference to the amendments to the 2013 Plan and 2017 Plan, which are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, a total of 18,631,312 shares were represented in person or by proxy, which represented a quorum.  At the 2019 Annual Meeting, the stockholders of the Company voted on (1) the election of two Class III directors for terms to expire at the Company’s 2022 annual meeting of stockholders, (2) approval, on a non-binding basis, of executive compensation, (3) approval of an amendment to the Company’s 2013 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder, (4) approval of an amendment to the Company’s 2017 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder and (5) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The voting results on these proposals were as follows:

Proposal 1.  Elect two Class III directors for terms to expire at the Company’s 2022 annual meeting of stockholders.

Nominee	Votes For	Withheld	Broker Non-Votes
Mark Goldberg, M.D.	7,527,156	2,146,448	8,957,708
Carol A. Schafer	9,541,505	132,099	8,957,708

Proposal 2.  Approve, by non-binding vote, executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,209,247	422,730	41,627	8,957,708

Proposal 3.  Approve an amendment to the Company’s 2013 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,990,196	648,695	34,713	8,957,708

Proposal 4.  Approve an amendment to the Company’s 2017 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,394,278	259,917	19,409	8,957,708

Proposal 5.  Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,217,326	312,408	101,578	0

Item 9.01.                                        Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Name
99.1

Amendment to the Idera Pharmaceuticals, Inc. 2013 Stock Incentive Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2019).

99.2

Amendment to the Idera Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan (Incorporated herein by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: June 6, 2019